EXHIBIT 99.01

News Release Andrea Prochniak, Investors 212.756.4542 Andrea.Prochniak@alliancebernstein.com
Jonathan Freedman, Media 212.823.2687 Jonathan.Freedman@alliancebernstein.com

AllianceBernstein Announces May 31, 2013 Assets Under Management

New York, NY, June 11, 2013 – AllianceBernstein L.P. and AllianceBernstein Holding L.P. (NYSE: AB) today announced that preliminary assets under management decreased to $452 billion during May 2013 from $453 billion at the end of April. The 0.2% decrease was largely driven by market depreciation in fixed income, with the negative impact of foreign exchange movements a significant contributor. Firmwide net flows were again positive, with net inflows to the Institutions and Retail channels partially offset by net outflows from Private Client.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in Billions)

	At May 31, 2013				At Apr 30
					2013

	Institutions	Retail	Private Client	Total	Total

Equity
Actively Managed	$32	$36	$32	$100	$100
Passive	20	25	1	46	45
Total Equity	52	61	33	146	145

Fixed Income
Taxable	148	72	11	231	233
Tax-Exempt	2	9	20	31	31
Passive	0	8	0	8	8
Total Fixed Income	150	89	31	270	272

Other(1)	28	4	4	36	36
Total	$230	$154	$68	$452	$453

	At Apr 30, 2013

Total	$231	$154	$68	$453

(1)	Includes Asset Allocation services and alternative investments.

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Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013. Any or all of the forward-looking statements made in this news release, Form 10-K, Forms 10-Q, other documents AllianceBernstein files with or furnishes to the SEC and any other public statements issued by AllianceBernstein, may turn out to be wrong.  It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private clients in major world markets.

At March 31, 2013, AllianceBernstein Holding L.P. owned approximately 38.0% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.2% economic interest in AllianceBernstein.

Additional information about AllianceBernstein may be found on our website, www.alliancebernstein.com.

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